                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1995 to August 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of September, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of September, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                  August, 1995

                                       Distribution Date:  9/15/95
                                       CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                               HA3,HB1
                                       Trust Account:  3334223-0
1.  Collected Amount                                    $3,365,662.23

2.  Delinquent Payments Advanced/Recovered                  17,025.68

3.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                             .00

4.  Amount Available (1+2+3)                            $3,382,687.91

    INTEREST

5.  Class A-1 Interest (6.20%)
    (a)  Current Interest                               $  219,148.76
    (b)  Amount applied to Unpaid Class
         A-1 Interest Shortfall                                   .00
    (c)  Remaining Unpaid Class A-1 Interest Shortfall            .00

6.  Class A-2 Interest (6.35%)
    (a)  Current Interest                               $  158,750.00
    (b)  Amount applied to Unpaid Class
         A-2 Interest Shortfall                                   .00
    (c)  Remaining Unpaid Class A-2 Interest Shortfall            .00

7.  Class A-3 Interest (6.55%)
    (a)  Current Interest                               $   97,704.17
    (b)  Amount applied to Unpaid Class
         A-3 Interest Shortfall                                   .00
    (c)  Remaining Unpaid Class A-3 Interest Shortfall            .00

8.  Class M-1 Interest (7.05%)
    (a)  Current Interest                               $   90,475.00
    (b)  Amount applied to Unpaid Class
         M-1 Interest Shortfall                                   .00
    (c)  Remaining Unpaid Class M-1 Interest Shortfall            .00

9.  Class M-2 Interest (7.30%)
    (a)  Current Interest                               $   68,133.33
    (b)  Amount applied to Unpaid Class
         M-2 Interest Shortfall                                   .00
    (c)  Remaining Unpaid Class M-2 Interest Shortfall            .00

10. Class B-1 Interest (7.20%)
    (a)  Current Interest                               $   67,620.00
    (b)  Amount applied to Unpaid Class
         B-1 Interest Shortfall                                   .00
    (c)  Remaining Unpaid Class B-1 Interest Shortfall            .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                  August 1995

                                       Distribution Date:  9/15/95
                                       CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                               HA3,HB1
                                       Trust Account:  3334223-0


11. Class B-2 Interest (7.60%)
    (a)  Current Interest                                         $   53,260.84
    (b)  Amount applied to Unpaid Class
         B-2 Interest Shortfall                                             .00
    (c)  Remaining Unpaid Class B-2 Interest Shortfall                      .00

12. Monthly Principal
    (1)  Regular Principal Payments              $  385,489.38
    (2)  Principal Prepayments                    1,566,821.57
    (3)  Delinquent Principal Advanced               29,671.24
    (4)  Net Losses                                  15,620.35
    (5)  Contracts Repurchased due to Breach
         of Representations and Warranties
         (See attached)                                    .00
    (6)  Bankruptcy Write-Down                             .00
    (7)  Unpaid Principal from Prior Months                .00
    (8)  Delinquent Payments Recovered              (23,994.11)

              Total Principal                                      1,973,608.43

13. Senior Percentage for such Payment Date                                 100%

14. Senior Percentage for following Payment Date                            100%

15. Class A-1 Principal Distribution                               1,973,608.43
    (a)  Class A-1 Principal Balance                              40,442,280.43

16. Class A-2 Principal Distribution                                        .00
    (a)  Class A-2 Principal Balance                              30,000,000.00

17. Class A-3 Principal Distribution                                        .00
    (a)  Class A-3 Principal Balance                              17,900,000.00

18. Class M-1 Principal Distribution                                        .00
    (a)  Class M-1 Principal Balance                              15,400,000.00

19. Class M-2 Principal Distribution                                        .00
    (a)  Class M-2 Principal Balance                              11,200,000.00

    CLASS B PRINCIPAL DISTRIBUTION TESTS

20. Average Sixty-Day Delinquency Ratio Test
    (a)  Sixty-Day Delinquency Ratio for Current
         Payment Date                                                       .11%

    (b)  Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two
         preceding months; may not exceed 2.5%)                             .06%

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                  August 1995

                                       Distribution Date:  9/15/95
                                       CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                               HA3,HB1
                                       Trust Account:  3334223-0

21. Average Thirty-Day Delinquency Ratio Test
    (a)  Thirty-Day Delinquency Ratio for Current
         Payment Date                                              .13%
    (b)  Average Thirty-Day Delinquency Ratio
         (arithmetic average of ratios for this month
         and two preceding months; may not exceed 5.0%)            .10%

22. Cumulative Realized Losses Test
    (a)  Cumulative Realized Losses for Current Payment
         Date (as a percentage of Cut-off Date Pool
         Principal Balance; may not exceed 10.0% from
         July 1, 1998 to June 30, 2001, 11.0% from July 1,
         2001 to June 30, 2002 and 12.0% thereafter)               .01%

23. Current Realized Losses Test
    (a)  Current Realized Losses for Current
         Payment Date                                        16,736.15
    (b)  Current Realized Loss Ratio (total Realized
         Losses for most recent three months, multiplied
         by 4, divided by arithmetic average of Pool
         Scheduled Principal Balances for third preceding
         Payment and for current Payment Date; may not
         exceed 2.5%)                                              .05%

24. Class B Principal Balance Test
    (a)  Class B Principal Balance (before any distributions
         on Current Payment Date) divided by Pool Scheduled
         Principal Balance for prior Payment Date (must
         equal or exceed 28.0%)                                  14.41%

25. Class B-1 Principal Distribution Amount                        .00

    (a)  Class B-1 Principal Balance                     11,270,000.00

26. Class B-2 Principal Distribution Amount                        .00

27. Class B-2 Distribution (11+26)                           53,260.84

28. Class B-2 Formula Distribution Amount                    53,260.84

29. Aggregate Certificate Principal Balance             134,621,887.43

30. Pool Scheduled Principal Balance                    134,621,887.43

31. Class B-2 Principal Deficiency Amount (29-30)                  .00

32. Class B-2 Guaranty Payment (28+31) -27                         .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-C
                                 MONTHLY REPORT
                                  August 1995

                                       Distribution Date:  9/15/95
                                       CUSIP#: 393505 GV8,GW6,GX4,GY2,GZ9,
                                               HA3,HB1
                                       Trust Account:  3334223-0
33. Class B-2 Principal Balance                              8,409,607.00

34. Cumulative Class B-2 Guaranty Payment to Date                     .00

35. Pool Factor
         Previous Month Pool Factor                             .97443201
         Current Month Pool Factor                              .96035287

36. Aggregate Scheduled Balances of Delinquent
    Contracts as of Determination Date

    (a)  31-59 days          175,915.48     20

    (b)  60-89 days          117,356.86     11

    (c)  90 or more days      26,881.40      3

37. Liquidated Contracts                                        15,710.68

38. Number of Loans Remaining                                       8,966

39. Number and Principal Balance of Contracts
    with FHA Claims finally rejected, or no FHA
    claim was submitted because FHA Insurance
    was unavailable                                1            15,620.35

40. Monthly Servicing Fee (.75%)                                85,372.18

41. Guaranty Fee (3% cap) and reimbursement to
    Company for prior Class B-2 Guaranty Payments              341,488.74

    CLASS C CERTIFICATE

42. Class C Residual Payment                                   227,126.46


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                     1995-C
                                  August, 1995
                              Defaulted Contracts


                                                          Estimated
                                          Repurchase       Loss at
Account#      Principal      Interest       Amount        Sale Date
--------      ----------     --------     ----------      ----------
15682830       15,620.35       90.33       15,710.68       16,736.15
              ----------      ------      ----------      ----------

TOTALS        $15,620.35      $90.33      $15,710.68      $16,736.15
              ==========      ======      ==========      ==========